Exhibit 99.1

PROSPECTOR PARTNERS, LLC

INVESTMENT MANAGEMENT AGREEMENT

PROSPECTOR PARTNERS, LLC, a Delaware limited liability company (the “Adviser”), having an address at 370 Church Street, Guilford, Connecticut 06437, and WHITE MOUNTAINS ADVISORS, LLC, a Delaware limited liability company (the “Client”), having an address at 370 Church Street, Guilford, Connecticut 06437, hereby enter into this Investment Management Agreement, dated as of           , 2005 (this “Agreement”), and hereby agree that the Adviser shall act as discretionary adviser with respect to the specified assets of the investment management clients of the Client identified on Schedule A to this Agreement (the “Investment Account”) on the following terms and conditions:

1.                                       Investment Account.  The Investment Account shall consist of cash and the securities of the entities identified in Schedule A to this Agreement in an aggregate amount equal to at least $20,000,000 (the “Minimum Account Amount”), or such other amount as may be agreed to by the Adviser, initially furnished by the Client for investment pursuant to this Agreement, as well as all other assets which become part of the Investment Account as a result of trading therein or additions thereto, except for amounts withdrawn there from and paid to the Client.  The Client may make additions to the Investment Account in amounts exceeding $100,000, or in such other amount as may be agreed to by the Adviser, provided that the Adviser shall have received prompt written notice of such additions.  The Client may make withdrawals from the Investment Account in such amounts as it shall determine upon not less than 30 days prior written notice thereof to the Adviser and provided that the withdrawal shall not cause the assets in the Investment Account to fall below the Minimum Account Amount, unless otherwise agreed to the by Adviser.

2.                                       Services of Adviser.  By execution of this Agreement the Adviser accepts appointment as adviser for the Investment Account with full discretion and agrees to supervise and direct the investments of the Investment Account in accordance with the investment objective, policies and restrictions described in the investment guidelines attached hereto as Schedule B (the “Investment Guidelines”).  In the performance of its services, the Adviser will not be liable for any error in judgment or any acts or omissions to act except those resulting from the Adviser’s gross negligence, willful misconduct or malfeasance.  Nothing herein shall in any way constitute a waiver or limitation of any right of any person under the federal securities laws.  The Adviser shall have no responsibility whatsoever for the management of any assets of the entities identified in Schedule A to this Agreement other than the Investment Account.

3.                                       Discretionary Authority.  Subject to the Investment Guidelines, the Adviser shall have full discretion and authority, without obtaining any prior approval, as the Client’s agent and attorney-in-fact: (a) to make all investment decisions in respect of the Investment Account on the Client’s behalf and at the sole risk of the Client and of the entities identified on Schedule A to this Agreement; (b) to buy, sell, exchange, convert, liquidate or otherwise trade in any stock, bond and other securities or financial instruments in respect of the Investment Account; (c) to place orders with respect to, and to arrange for, any of the foregoing; and (d) in furtherance of the foregoing, to do anything which the Adviser shall deem requisite, appropriate or advisable in connection therewith, including, without limitation, the selection of such brokers, dealers, and others as the Adviser shall determine in its absolute discretion.

4.                                       Custody.  The assets of the Investment Account shall be held in one or more separately identified accounts in the custody of one or more banks, trust companies, brokerage firms or other entities designated by the Client and acceptable to the Adviser.  The Adviser will communicate its investment purchase, sale and delivery instructions directly with the custodians identified by the Client or other qualified depositories.  The Client shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and the Adviser shall have no responsibility or liability with respect to custody arrangements or the acts, omissions or other conduct of the custodians.

5.                                       Brokerage.  When placing orders for the execution of transactions for the Investment Account, the Adviser may allocate all transactions to such brokers or dealers, for execution on such markets, at such prices and commission rates, as are selected by the Adviser in its sole discretion.  In selecting brokers or dealers to execute transactions, the Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost.  It is not the Adviser’s practice to negotiate “execution only” commission rates, and, in negotiating commission rates, the Adviser shall take into account the financial stability and reputation of brokerage firms and brokerage and research services provided by such brokers.  The Investment Account may be deemed to be paying for research provided or paid for by the broker which is included in the commission rate although the Investment Account may not, in any particular instance, be the direct or indirect beneficiary of the research services provided.  Research furnished by brokers may include, but is not limited to, written information and analyses concerning specific securities, companies or sectors; market, finance and economic studies and forecasts; financial publications; statistics and pricing services; discussions with research personnel; and software and data bases utilized in the investment management process.  The Client acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may at times result in higher transaction costs than would otherwise be obtainable.  The Adviser is hereby authorized to, and the Client acknowledges that the Adviser may, aggregate orders on behalf of the Investment Account with orders on behalf of other clients of the Adviser.  In such event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, shall be made in a manner which the Adviser considers to be the most fair and equitable to all of its clients, including the Client.

6.                                       Representations and Warranties

(a)          The Client represents, warrants and agrees that:

(i)                                     it has full legal power and authority to enter into this Agreement; and

(ii)           the appointment of the Adviser hereunder is permitted by the Client’s governing documents [and any investment management agreement between the Client and the entities identified on Schedule A to this Agreement] and has been duly authorized by all necessary corporate or other action;

(b)         The Adviser represents, warrants and agrees that:

(i)                                     it has full legal power and authority to enter into this Agreement;

(ii)           it is registered as an investment adviser with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

(iii)          entering into this Agreement has been duly authorized by all necessary action.

7.                                       Reports.  The Adviser shall provide the Client reports containing the status of the Investment Account at least monthly, and will provide written advisory report letters on a quarterly basis.  All records maintained pursuant to this Agreement shall be subject to examination by the Client and by persons authorized by it, or by appropriate governmental authorities, at all times upon reasonable notice.  The Adviser shall provide copies of trade tickets, custodial reports and other records the Client reasonably requires for accounting or tax purposes.

8.                                       Management Fee and Expenses.

(a)          The Adviser will be paid a quarterly management fee (the “Management Fee”) for its investment advisory services provided hereunder, determined in accordance with Schedule C to this Agreement.  During the term of this Agreement, the Management Fee shall be billed and payable in arrears on a quarterly basis within 10 days after the last day of each calendar quarter based upon the value of the Investment Account as of the last day of the immediately preceding calendar quarter.  The Management Fee shall be pro-rated for any partial quarter.  It is understood that, in the event that the Management Fee is to be paid by the custodian out of the Investment Account, the Client will provide written authorization to the custodian to pay the Management Fee directly from the Investment Account.

(b)         The Investment Account shall be responsible for all expenses incurred directly in connection with transactions effected on behalf of the Investment Account pursuant to this Agreement and shall include:  the Management Fee; custodial fees; PAM accounting service fees, investment expenses such as commissions; and other expenses reasonably related to the purchase, sale or transmittal of Investment Account assets (other than research fees and expenses with respect to the Investment Account).

9.                                       Confidential Relationship.  All information and advice furnished by either party to the other party pursuant to this Agreement shall be treated by the receiving party as confidential and shall not be disclosed to third parties except as required by law; provided, however, that the Client consents to the disclosure by the Adviser that Client is a client of the Adviser and to the inclusion of Client on a list of representative clients of the Adviser or in other marketing materials.  The Client acknowledges that the Adviser shall own and be permitted to use its investment track record with respect to the Investment Account, and shall be permitted to retain copies of all documentation necessary under the Advisers Act, to support the track record or otherwise required to be retained under the Advisers Act and related rules. The adviser acknowledges that the Client shall be permitted to report the investment track record (on a stand-alone basis, as part of its total portfolio return or otherwise) with respect to the Investment Account in any internal or external reports of it or its affiliates.

10.                                 Non-Assignability.   No “assignment”, as that term is defined in the Advisers Act, of this Agreement shall be made by the Adviser or the Client without the written consent of the other party.

11.                                 Directions to the Adviser.  All directions by or on behalf of the Client to the Adviser shall be in writing signed by or on behalf of the Client.  The Adviser shall be fully protected in relying upon any such writing which the Adviser believes to be genuine and signed or presented by the proper person or persons, shall be under no duty to make any investigation or inquiry as to any statement contained therein and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

12.                                 Consultation with Counsel.  The Adviser may consult with legal counsel (who may be counsel to the Client) concerning any question that may arise with reference to its duties under this Agreement, and the opinion of such counsel shall be full and complete protection in respect of any action taken or omitted by the Adviser hereunder in good faith and in accordance with such opinion.

13.                                 Services to Other Clients.  It is understood that the Adviser acts as investment adviser to other clients and may give advice and take action with respect to such clients that differs from the advice given or the action taken with respect to the Investment Account.  Nothing in this Agreement shall restrict the right of the Adviser, its members, managers, officers, employees or affiliates to perform investment management or advisory services for any other person or entity, and the performance of such service for others shall not be deemed to violate or give rise to any duty or obligation to the Client.

14.                                 Investment by the Adviser for Its Own Account.  Nothing in this Agreement shall limit or restrict the Adviser or any of its members, managers, officers, employees or affiliates from buying, selling or trading any securities for its or their own account or accounts.  The Client acknowledges that the Adviser and its members, managers, officers, employees, affiliates and other clients may at any time have, acquire, increase, decrease or dispose of securities which are at or about the same time acquired or disposed of for the account of the Client.  The Adviser shall have no obligation to purchase or sell for the Investment Account or to recommend for purchase or sale by the Investment Account any security that the Adviser or its members, managers, officers, employees or affiliates may purchase or sell for itself or themselves or for any other client.

15.                                 Proxies.  Subject to any other written instructions of the Client, the Adviser is hereby appointed the Client’s agent and attorney-in-fact in its discretion to vote, convert or tender in an exchange or tender offer any securities in the Investment Account, to execute proxies, waivers, consents and other instruments with respect to such securities, to endorse, transfer or deliver such securities and to participate in or consent to any plan of reorganization, merger, combination, consolidation, liquidation or similar plan with reference to such securities..

16.                                 Notices.  All notices and instructions with respect to securities transactions or any other matters contemplated by this Agreement shall be deemed duly given when delivered in writing or deposited by first-class mail to the following addresses: (a) if to the Adviser, at its address set forth above, Attention: Peter N Perugini, CFO, or (b) if to the Client, at its address set forth above, Attention: Mark Plourde, CFO.  The Adviser or the Client may change its address or specify a different manner of addressing itself by giving notice of such change in writing to the other party.

17.                                 Entire Agreement; Amendment.  This Agreement sets forth the entire agreement of the parties with respect to management of the Investment Account and shall not be amended except by an instrument in writing signed by the parties hereto.

18.                                 Termination.  This Agreement shall continue in force from the date hereof until terminated by either party without penalty by written notice to the other party at least thirty (30) days prior to the date upon which such termination is to become effective, provided that the Client shall honor any trades executed but not settled before the date of any such termination.  The fee for the calendar quarter during which any termination of this Agreement shall occur shall be paid as of the date of termination and prorated if the effective date does not coincide with the end of the quarter.

19.                                 Governing Law.  To the extent that the interpretation or effect of this Agreement shall depend on state law, this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

20.                                 Effective Date.  This Agreement shall become effective on the date first written above.

21.                                 Receipt of Disclosure Statement.  The Client acknowledges receipt of a copy of Part II of the Adviser’s Form ADV in compliance with Rule 204-3(b) under the Advisers Act more than 48 hours prior to the date of execution of this Agreement.  The Adviser shall annually and without charge, upon request by the Client, deliver to the Client the current version of such form or a written document containing at least the information then required to be contained in such form.

22.                                 Counterparts.  This Agreement may be executed in two counterparts, each one of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

ADVISER:	CLIENT:

PROSPECTOR PARTNERS, LLC	WHITE MOUNTAINS ADVISORS, LLC

By:	By:

Title:	Title: